                                                                   EXHIBIT 10.37

TO
BANK HAPOALIM Ltd.
NACHLAT YITZHAK BRANCH
----------------------

                    DEED OF UNDERTAKING FOR REPAYMENT OF LOAN

                            DRAWN UP ON MAY 20, 2004

NATURE OF THE UNDERTAKING

1.

       1)      We have requested and/or we hereby request from Bank Hapoalim
               Ltd. (hereinafter - "THE BANK") to lend us an amount of NIS
               43,000,000 (forty three million new shekels) (hereinafter - "THE
               PRINCIPAL"). The Bank has acceded and/or will accede to our request subject to the signing by us of this Deed of Undertaking and subject to the fulfillment, prior to the Principal being given, of all the conditions that have been agreed between ourselves and the Bank, to the Bank's full satisfaction,
               including the providing of collateral security. It is hereby expressly clarified that only the crediting of the account the number of which is mentioned at the head of this Deed of
               Undertaking (hereinafter - "THE ACCOUNT") with the amount of the
               Principal will constitute the Bank's agreement to provide us with the Principal.

               Our signature to this Deed of Undertaking, coupled with crediting of the Account with the amount of the Principal, constitutes our confirmation of receipt by us of the Principal.

       2)           *    we hereby give the Bank an instruction to debit the
               Account /account number 507860 (hereinafter - "THE ACCOUNT FOR
               DEBITING") with the amounts required for repayment of all
               payments of the Principal, the interest (as hereinafter defined), the linkage differentials, the expenses, commissions and other payments that will be due from us as stated below (all the above mentioned amounts and each portion thereof will henceforth be referred to as - "THE LOAN").Without derogating from the Bank's rights pursuant to this Deed of Undertaking and/or in accordance with any other document and/or form that we have signed and/or may sign and/or according to any law - we are aware that in any event that it becomes

               apparent that there is no credit balance, or an unutilized credit framework in the Account for Debiting on any due date of payment
               (as specified in Clause 3 below), to the extent of the full amount of the debit on account of the Loan, the Bank will be entitled not to execute the aforesaid instruction on the
               aforesaid due date of payment, until the first business day thereafter on which there is a sufficient balance in the Account for Debiting. Should the Bank debit the Account for Debiting and it becomes apparent that there is not a sufficient balance in the
               Account for Debiting, the Bank will be entitled to reverse any such debit and to treat any amount the debiting of which was cancelled as an amount which was not paid on account of the Loan, and in accordance therewith to take any action it deems fit in accordance with this Deed of Undertaking.

               We are aware that there is no obligation imposed on the Bank to check whether, on the date of executing the aforesaid
               instruction, as set forth above, there is a credit balance or an unutilized credit framework for executing the debits which have been recorded or are due to be recorded to the debit of the aforesaid Account for Debiting on such date, and we will bear all the consequences which may result from there being no credit balance or unutilized credit framework.

               We are aware that the debit balance that will result from the above mentioned debits may bear interest at a rate higher than the rate of penalty interest on the Loan (as mentioned in Clause
               6 below).

               We are aware that in every case that the aforesaid instruction is not executed such unpaid amount will bear interest at the rate specified in Clause 6 below.

                  *   we undertake to make payment, directly to the Account, of
               all the payments in respect of the Principal, the interest (as hereinafter defined), the linkage differentials, the expenses, the commissions and other payments that will be due from us as set forth below (all the abovementioned amounts and any part thereof will henceforth be referred to as - "THE LOAN") on the due dates of payment as set forth in Clause 3 below.

OBJECTIVE OF THE LOAN

2.     The Principal is given for the objective of: _______________ and we undertake to use it for that purpose alone.

DUE DATES OF PAYMENT OF THE PRINCIPAL AND THE INTEREST

3.

       1)      We undertake to pay the amount of the Principal in 8 successive quarterly installments, commencing from August 20, 2004.

       2)      We undertake to pay the interest (as defined below) in 8
               consecutive quarterly installments, commencing from August 20,
               2004.

       3)      If the due date of payment of any amount on account of the Loan falls on a day which is not a business day, the due date of payment will be postponed to the first following business day and will bear interest at the rate required pursuant to Clause 4 below, subject to the contents of any law.

       4)      Details of the payments and the dates for the payments of the
               Principal and the interest (as defined below) will be included in the schedule of payments to the Loan (hereinafter - "THE SCHEDULE
               OF PAYMENTS"), which will be sent to us by the Bank shortly after effecting the Loan, and the contents thereof will constitute an integral part of this Deed of Undertaking.

       5)      If the Schedule of Payments is not received by us within 30 days from the date the Account is credited with the amount of the
               Principal, we undertake to give the Bank written notice to that effect, and in the absence of such notice, the contents of the copy of the Schedule of Payments which is in the Bank's
               possession will apply to us.

INTEREST

4.     The Principal bears cumulative interest, which will be debited on the dates set forth in the Schedule of Payments, according to the Bank's calculations commencing from the date of receipt of the Principal, at the rate set forth below:

       Unless otherwise stated in the Schedule of Payments, the period for calculating the interest ends on the dates of debiting the interest. In those cases where the periods for debiting the interest end prior thereto, the interest may be added to the Principal at the end of each period of calculation of interest until the debiting thereof, as specified in the Schedule of Payments. The basis for debiting the interest may be set forth in the Schedule of Payments.

           *    Fixed interest at a rate of 6.4% per annum (hereinafter -
       "THE INTEREST"). The Interest constitutes adjusted interest at a rate of
       __ % per annum.

CHANGE IN THE CONDITIONS OF INTEREST

5.     Without derogating from the contents of Clause 4 above, the Bank may at any time and from time to time alter the rate of Interest, provided that notice to that effect shall be given to us or shall be sent to us, or notice to that effect will be published in two daily newspapers, at least
       3 business days in advance.

PENALTY INTEREST

6.     If we do not make payment on any due date of payment of any amount we owe in accordance with this Deed of Undertaking or if we do not immediately repay the Loan in accordance with the contents of Clause
       13 below, the Bank will be entitled to charge us penalty interest on such amount at the maximum rate

       prevailing at the Bank for the time being in respect of the type of loans which are the same as the Loan, or interest at the maximum rate in respect of any excess withdrawal which is imposed by the Bank in revolving debit accounts or in current accounts or with interest at the maximum rate in respect of an excess withdrawal which is imposed by the Bank on the accounts to which the amount of the debit was transferred, whichever is the higher (hereinafter - "THE MAXIMUM RATE
       OF INTEREST"), from the agreed date for payment of such amount and up to the date of full actual payment thereof.

       If the Loan is linked to the Consumer Price Index or any other index and we do not make payment of any amount which we are obliged to pay on the due date thereof, the Bank will be entitled to charge us interest at the
       Maximum Rate and it will be permissible to charge on such linked Loan.
       The penalty interest will be added to the Principal at the end of each month, or at the end of any other period, shorter or longer, to the extent that this is permissible in accordance with the provisions of the law at that time.

LINKAGE

7.

       1)      The Loan will be linked or unlinked, as stated below:

                X   unlinked.
               ---

               If the Loan is linked as aforesaid, the appropriate conditions of linkage will apply to this Deed of Undertaking and we hereby undertake to make payment to the Bank, on the date specified for payments of the Principal and the Interest, of the linkage differentials in respect of such payments.

       2)      CONDITIONS OF LINKAGE TO THE CONSUMER PRICE INDEX

               1)    "CONSUMER PRICE INDEX" - or "THE INDEX" - means the
                     Consumer Price Index (which is also known as the Cost of
                     Living Index), including fruit and vegetables and which is published by the Central Bureau of Statistics (hereinafter
                     - "THE BUREAU"), including such index even if it is
                     published by any other government institution and also
                     including any official index which may come in its stead,
                     whether or not it is structured on the same data on which
                     the existing index is structured. If another index should
                     replace the existing index, the Bureau will fix the ratio
                     between them, and if the Bureau does not fix the ratio
                     during 6 months from publication of the other index, it
                     will be fixed by Poalim Trust Services Ltd. and/or the Bank in consultation with economic experts;

               2)    "THE NEW INDEX" - means the last known index on the
                     business day on which we actually pay any payment on
                     account of the Principal and/or the Interest (and/or other amounts which are linked to the Index which we owe in
                     respect of the Loan) (hereinafter - "THE DATE OF PAYMENT").

               3)    If it transpires that the New Index has risen as compared
                     with the last known Index on the date of receipt of the
                     Principal (hereinafter - "THE BASIC INDEX"), we will pay
                     the Bank such payments of Principal and/or Interest (and/or other amounts which are linked to the Index which we owe in respect of the Loan) where such amounts are multiplied by
                     the New Index and are divided by the Basic Index. If it
                     should become apparent that the New Index has not risen, or has fallen as compared with the Basic Index, we will pay
                     the payments in the nominal amount.

               4)    Notwithstanding the contents of sub-clause 2) above, it is hereby agreed that if the last monthly Index which is due
                     to be published prior to the Date of Payment is not
                     published, then "THE NEW INDEX" will mean the Index last
                     published prior to such date. Such Index will serve as a
                     temporary index until publication of the correct New Index or the replacement thereof in a manner stated above.

                     If it becomes apparent that the New Index which was
                     published late, after the aforesaid Date of Payment, has
                     risen or fallen as compared with the Index which served as a temporary basis for payment of such payments, then we
                     will be debited or credited by the Bank with the
                     differences which are necessitated, as the case may be, but we will not be credited with differences where the New
                     Index which was published late has fallen as compared with the Basic Index. In such case we will pay these payments in the nominal amounts.

EARLY REPAYMENT

8.     1)      The Bank will not be obliged to accept from us any payment on account of installments of the Principal and/or the Interest and/or linkage differentials and/or other payments, which we owe in respect of the Loan, before the due date for payment thereof, as specified above, has arrived.

       2)      Subject to the provisions of any law, if the Bank should agree to early repayment of any amount on account of the Loan (without it being obliged to do so), we will pay the Bank the maximum early repayment commission of which the Bank will notify us.

COLLATERAL SECURITY

9.     As security for the full and precise repayment of the Loan, in whole or in part, all the collateral security which has been given and/or which may be given by us and/or for us to the Bank, as well as all the bills of exchange as defined in Clause 37.4 of this Deed of Undertaking which we have delivered and/or will deliver and/or which our guarantors have delivered and/or will deliver to the Bank at any time, will serve as security.

10.

       1)      In every case in which the Bank holds bills of exchange signed by us and/or with our endorsement which have been delivered and/or will be delivered to the Bank for collection and/or for safe custody and/or as collateral security and/or otherwise, same will be deemed to have been encumbered by a first ranking charge in favor of the Bank as security for repayment of the Loan, and the
               Bank will be entitled to sell or discount the bills of exchange, and to take any legal or other steps as the Bank sees fit for purposes of collecting the bills of exchange, and to charge the expenses of recovery to our account. The Bank will be entitled to compromise with the signatories, endorsers and/or guarantors or any of them, according to other conditions, to waive, release, accept partial consideration from them and to utilize the
               consideration of the bills of exchange for repayment of debts which are due and/or will be due to the Bank from us. The
               acceptance of the bills of exchange or acceptance of the full or partial proceeds thereof as aforesaid shall not derogate from our obligations to repay the full Loan. We hereby declare that bills of exchange that have been delivered and will be delivered by us to the Bank from time to time are in our absolute possession and ownership and that same are free and clear of any lien,
               attachment and third party right of whatsoever nature, and we are entitled to pledge and encumber same to the Bank.

       2)      The following provisions will apply to bills of exchange under our signature, under our endorsement and/or with our guarantee which the Bank may hold:

               1)    The Bank will be released from all obligations of a holder of a bill of exchange, including presentation, protest and the sending of notice of dishonor and all our obligations
                     arising from our signature, endorsement or our guarantee,
                     will remain in full force even without the Bank performing the above mentioned obligations of a holder;

               2)    We waive all the rights and defenses which are available to us in accordance with the Bills of Exchange Ordinance
                     and/or any other law with regard to statute of limitations;

               3)    In every case in which bills of exchange have been
                     delivered to the Bank for discounting or otherwise, and we are given consideration for them and the bills of exchange are not duly paid, the Bank will be entitled to debit us
                     with the amount of the bills which were not paid;

               4)    We release the Bank from all responsibility for loss of
                     bills of exchange and/or for procrastination in the
                     collection thereof, unless the loss or the procrastination was caused by the Bank's negligence;

               5)    We assume responsibility for the regularity of the bills of exchange, the genuineness thereof, the validity and
                     correctness of the signatures, the endorsements and the
                     details of the bills, the signatures of the guarantors on
                     the bills and also for the stamping thereof according to
                     law;

               6)    We agree that in the event that the Bank should decide to
                     sell the bills of exchange itself, notice of three days in advance in regard to the steps which the Bank is about to
                     take will be deemed to be a reasonable time for purposes of
                     Section 19 (b) of the Pledge Law, 5727 - 1967, or any other legal provision which may come in its stead;

               7)    We undertake not to create, without receiving the Bank's
                     prior written consent, any pledge, assignment or other lien over the bills of exchange or the proceeds thereof by way
                     of preferential, equal or later rights to the rights
                     granted to the Bank in accordance with this Deed of
                     Undertaking.

11.    In any event that any deed of charge or encumbrance serves as collateral security for repayment of the Loan or for the performance of all our obligations pursuant to this Deed of Undertaking, it is expressly stipulated that the deed of charge or encumbrance forms an integral part of this Deed of Undertaking and all the provisions, conditions, declarations and undertakings contained in the deed of charge or encumbrance form an integral part of this Deed of Undertaking and are included herein. In addition it is hereby expressly stipulated that this
       Deed of Undertaking does not have the effect of altering the deed of charge or encumbrance or of derogating therefrom.

12.    All the bills of exchange, the guarantees, the encumbrances and charges and the remaining collateral security that have been given and/or will be given to the Bank by us, and/or by others in our favor, to secure repayment of the Loan or the fulfillment of all our obligations pursuant to this Deed of Undertaking, will be cumulative and independent of one another, and will not affect other collateral security the Bank holds or may hold, will not be affected by such collateral security and will serve as repeating or continuous security until the full discharge of all the amounts for which we will be indebted to the Bank. The Bank shall be entitled to realize the collateral security according to an order of priority as will be decided by it, and the realization of one collateral security shall not prejudice or derogate from another collateral security.

IMMEDIATE REPAYMENT OF THE LOAN

13.    Without prejudice to the generality of the provisions of this Deed of
       Undertaking, the Bank will be entitled in each of the instances enumerated below to make the Loan immediately due and payable. In such events, we undertake to pay the Bank all the amounts that are due and will be due to the Bank on account of the Loan, and the Bank will be entitled to debit us with all the abovementioned amounts and to take all steps that it deems fit for the recovery thereof, and in particular to realize the collateral security in any manner the law allows, at our expense. The following are the instances:

       1)      If we breach and/or do not fulfill any of the terms and
               conditions of this Deed of Undertaking and/or any other
               obligation we have undertaken and/or may undertake vis-a-vis the
               Bank and/or if it becomes apparent that any of

               our declarations in this Deed of Undertaking, and/or any other declaration that has been given and/or may be given to the Bank by us, is incorrect and/or is inaccurate;

       2)      If we or one of the guarantors on our behalf passes a resolution with respect to a change of structure or any intention to do so, whether as an absorbing company, a transferring company or a splitting company, or a resolution for voluntary winding up, or if a liquidation order is issued against us or against any of our guarantors, or if our name or the name of any of our guarantors is expunged from any register maintained according to law or is about to be expunged;

       3)      If a receiver is appointed or if a receivership order should be granted in respect of our property or in respect of property of any of our guarantors, or if a provisional liquidator or special manager is appointed for us or for any of our guarantors, or if an application for liquidation or an application for bankruptcy is filed against us or by us or on our behalf or against any of our guarantors or by them or on their behalf;

       4)      If an application is filed for the imposition of an attachment or if an attachment is imposed or a similar execution proceeding is taken in respect of or against any of our property or in respect of or against any property of any of our guarantors or in respect of and/or against any of the collateral security that has been delivered to the Bank by us and/or for us;

       5)      If the Bank, in its sole discretion, believes that a change has occurred in control or supervision over us and/or over any of our guarantors as compared with the situation on the date of signing of this Deed of Undertaking;

       6)      If we cease to pay our debts or to conduct our business or if any of our guarantors ceases to pay his or its debts and/or to conduct his or its business;

       7)      If the work or a substantial portion thereof in our firm or at any of our guarantors is stopped for a period of two months or more;

       8)      If it appears to the Bank, in its sole discretion, that an event has occurred which is likely to prejudice our financial ability or that of any of our guarantors.

       9)      If we or any of our guarantors is late in the payment of any amount forming part of the Loan for a period of more than 7 days;

       10)     If we do not furnish the Bank with balance sheets, periodic financial statements, books of account and other vouchers in connection with the state of our business, as mentioned in Clause
               27 below, or if we are called upon to do so by the Bank and do not comply with the demand;

       11)     If the number of our shareholders or the shareholders of any of our guarantors should drop or the number of members who
               constitute us or any of our guarantors should fall below the minimum number required according to law.

       12)     In the case of death, order of legal incapacity, bankruptcy, liquidation, arrest, leaving the country or a breach of an obligation by us, by any of our guarantors or any party to promissory notes, documents and/or securities we have delivered and/or will deliver to the Bank as collateral security.

       13)     If in the discretion of the Bank and according to its sole assessment, there has been a change for the worse in the value of the collateral security given to secure repayment of the Loan and/or in the solvency of any of the guarantors, including in the case of death of a guarantor, bankruptcy of a guarantor or his leaving the country;

       14)     If we or any of our guarantors is called upon to effect early repayment of debts for which we or any of our guarantors are indebted to other creditors;

       15)     If the Bank should be called upon by the entity which recommended the grant of the Loan to demand immediate repayment of the Loan.

THE BANK'S RIGHTS

14.

       1)      The Bank has rights of possession, lien, set-off and charge over all the amounts, the assets and the rights, including securities, gold coins, silver coins, bank notes, documents in respect of goods, insurance policies, bills of exchange, assignments of obligations, deposits, securities and the proceeds thereof, which may be in the possession of the Bank and/or under its control at any time to our credit and/or for us, including those that have been delivered to the Bank for collection, as security, for safe custody and/or otherwise. The Bank will be entitled to retain the aforesaid assets until the full discharge of the Loan or may sell same and apply the proceeds thereof, in whole or in part, for the discharge of the Loan. In the event that the amounts which are set off are deposited in foreign currency, we hereby give the
               Bank instructions in advance to sell the credit balance in foreign currency at such rate as will be fixed by the Bank or which the Bank will obtain for such credit balance at that time, as mentioned in Clause 14(4) below and to set off the proceeds of the sale against the Loan after deduction of the necessary expenses and commissions.

       2)      Without derogating from the Bank's right of lien as referred to in Clause 14(1) above, the Bank will be entitled at any time:

               1)    To set off any amount forming part of the unpaid balance of the Loan against amounts which are due to us from the Bank in any account in Israeli currency or in foreign currency, in any manner or on any

                     grounds, and may do so even prior to the due date of
                     payment of the amounts which are due to us from the Bank as aforesaid, against which a set off will be made.

               2)    To sell any foreign currency which may stand to our credit at the Bank and to apply the proceeds of the sale to the
                     discharge of any amount forming part of the unpaid balance of the Loan.

               3)    To debit any account of ours with any amount that is
                     required for repayment of any amount forming part of the
                     unpaid balance of the Loan, whether our Account which will be debited has a credit balance or a debit balance
                     (including if the debit balance will arise as a result of
                     such account being debited by the Bank as aforesaid),
                     without this derogating from the Bank's rights under Clause
                     6 above. However if the state of such account does not
                     allow the debiting thereof by the Bank for purposes of the final repayment of any amount, the Bank will be entitled
                     not to debit the account, and if it has done so it will be entitled to reverse any such debit and to relate to any
                     amount the debit of which was cancelled as an amount which was not paid on account of the Loan, and in accordance
                     therewith to take any action it may deem fit in accordance with this Deed of Undertaking.

               4)    Under all circumstances the Bank will be entitled to effect a set off without any prior notice, but in the following
                     cases the Bank will be entitled to effect the set-off by
                     way of prior notice that shall be given to us 10 (ten) days before the date of effecting the set off:

                     1)     In the case of a set-off of amounts the due date of
                            payment of which has not yet arrived.

                     2)     In the case of a set-off against a fixed deposit
                            which, had it not being for the set-off, would have
                            been extended or renewed automatically, in a manner
                            whereby rights or benefits would have inured to us
                            from it.

                     3)     Notwithstanding the contents of sub clause (4)(1)
                            above, if the postponement in effecting the set-off
                            is likely to worsen the Bank's position or to
                            prejudice any of the Bank's rights, the Bank will be
                            entitled to effect the set-off immediately. In
                            addition, if notice has been sent to us and in the
                            course of ten days an attachment, notice regarding
                            receivership of our assets should arrive or a
                            similar event should occur, the Bank will be
                            entitled to effect the set-off immediately.

       3)      We hereby declare that we are aware that in cases in which the
               Bank exercises rights of set-off as mentioned above prior to the due date of maturity of any deposit of ours, in whole or in part, there are likely to be changes to our detriment with regard to our rights in respect of or in connection with such deposit (such as: with respect to rates of interest, linkage differentials, currency differentials, rights to grants or loans,

                                       10

               exemption or rebate from income tax and withholding tax at source
               - if according to the conditions of such deposit rights as aforesaid), we agree to bear all the expenses and the payments which are customarily charged at that time at the Bank for purposes of performing such action.

       4)      Any sale as referred to in Clause 2(2) above shall be effected according to the customary rate at the Bank, out of amounts in foreign currency which will be stand to our credit at the Bank or which are received from the realization of any securities which have been given or may be given by us to the Bank.

               The term "THE CUSTOMARY RATE AT THE BANK" - means - with respect to any sale of foreign currency that stands to our credit - the lowest rate for transfers and checks, at which the Bank makes a practice at the relevant time of buying the relevant foreign currency from its customers in consideration for Israeli
               currency, less exchange commission and any tax, levy, compulsory payments or other such payments.

15.    The Bank is entitled at any time to debit any account of ours, including any accounts maintained by us jointly and severally with other account owners, with any amount that is due and which may be due from us in any manner, including in accordance with a written demand which has been addressed to us by the Bank as stated in Clause 31 below, whether our Account that will be debited will have a credit balance or a debit balance (including if the debit balance arises from the debiting of such account by the Bank, as aforesaid), without this derogating from the Bank's rights under Clause 6 above. We agree that in any event in which a written demand is addressed to us by the Bank which is not complied with by us within the period of time specified in the demand, the Bank will be entitled to act in accordance with the first part of this Clause 15, and to debit any account of ours with the amount that has been demanded. In addition the Bank will be entitled, at any time, to apply any amount that may be received from us and/or for us to the credit of such account as it sees fit, and to transfer any amount that stands to our credit to any other account it deems fit.

16.    Our instructions to debit our account, as mentioned in Clause 2(1) above, does not derogate from the Bank's right to debit any other account of ours, as stated in Clauses 14 and 15 above.

17.    We confirm that the Bank's books and its accounts are accepted by us as being true and will be deemed to be correct and will serve as prima facie proof against us with regard to all the details thereof, and inter alia on all aspects connected with the calculation of the components of the
       Loan, the details of the bills of exchange, the guarantees and the other collateral security and any other matter connected with this Deed of
       Undertaking.

18.    The Bank will be entitled, in its sole discretion, to accept or to refuse to accept any instructions or notices that may be given to it verbally, by telephone or by facsimile or in any other manner which is not reliable and/or in clear and legible writing. In the event that the Bank agrees to act in accordance with our instructions which are not in accordance with a written instruction in the ordinary

                                       11

       course, we assume all responsibility for any error, misunderstanding and/or contradiction, and for any damage and/or loss and/or breach which may be caused by virtue of the giving of such instructions.

19.

       1)      Without derogating from the other provisions of this Deed of
               Undertaking, any waiver, extension of time, indulgence, silence, failure to act (hereinafter - "WAIVER") on the part of the Bank in respect of the non-fulfillment or the partial fulfillment or the incorrect fulfillment of any of our obligations under this
               Deed of Undertaking, will not be deemed to be a Waiver on the part of the Bank of any right, but only as limited acquiescence with respect to the special occasion on which it was given. Any
               Waiver that may be granted by the Bank to any party to a bill of exchange which the Bank may hold as security for repayment of the
               Loan, will not affect our obligations in any manner or form.

       2)      Without derogating from the other provisions of this Deed of
               Undertaking, any change in our obligations requires the obtaining of the Bank's prior written consent. Any other consent, whether verbal or by way of Waiver and failure to act and/or in any other way which is not in writing, will not be deemed to be consent.

20.

       1)      In each of the cases mentioned in Clause 13 above, the Bank will be entitled to employ all the means it deems fit in order to recover the Loan and to exercise all its rights pursuant to this
               Deed of Undertaking, including realization of charged property, in whole or in part, and to apply the proceeds for the discharge of the Loan, without any obligation being imposed on the Bank first to realize other guarantees or collateral security, if the
               Bank has such.

       2)      If the Bank decides to realize securities, bills of exchange and other negotiable instruments, notice of three days in advance with regard to the steps which the Bank intends taking will be deemed to be a reasonable time for purposes of Section 19(b) of the Pledge Law, 5727-1967, or any other legal provision which may come in its stead.

       3)      The Bank will be entitled, as our authorized representative, and for purposes of this clause we hereby irrevocably appoint the
               Bank as our authorized representative, to sell any charged property and any part thereof by way of auction sale or
               otherwise, itself or through others, for cash or in installments or otherwise, at a price and on conditions according to the
               Bank's absolute discretion and the Bank will be entitled, itself or through the court or through the Execution Office, to realize any charged property and/or any other property, inter alia, by the appointment of a receiver and/or a receiver and manager and/or a trustee and/or a special manager on behalf of the Bank, who, amongst his powers and authorities, will be entitled:

                                       12

               1)    To take possession of any charged and/or other property or portion thereof.

               2)    To conduct our business or to participate in the conduct
                     thereof as he deems fit.

               3)    To sell or to agree to sell charged and/or other property, in whole or in part, to transfer it or to agree to the
                     transfer thereof in any other way in accordance with such
                     conditions as he deems fit.

               4)    To make any other arrangement in relation to charged and/or other property or any portion thereof as he deems fit.

       4)      All the income that will be received by the receiver and/or the receiver and manager and/or the trustee and/or the special manager from the charged and/or other property and any proceeds that may be received by the Bank and/or by the receiver or the receiver and manager and/or the trustee and/or the special manager from the sale of charged and/or other property or portion thereof, shall be applied according to the following order of preference:

               1)    For the discharge of all the expenses that have been caused and will be caused in connection with recovering the Loan
                     and/or other amounts, including expenses of the receiver or the receiver and manager and/or the trustee and/or the
                     special manager and his remuneration in such amount as is
                     fixed by the Bank or as will be approved by the court or
                     the Execution Office.

               2)    For the discharge of all the amounts of the Loan which are not the Principal of the Loan which will be due to the Bank in consequence of the conditions of linkage, the Interest, damages, commissions and all other expenses which are due
                     or which will be due to the Bank in accordance with this
                     Deed of Undertaking.

               3)    For the discharge of the Principal of the Loan.

               Or in any other order of priority that may be decided by the
               Bank.

21.    If at the time of a sale of charged or other property the due date for payment of any amount on account of the Loan (hereinafter - "THE
       AFORESAID AMOUNTS") has not yet arrived, or if such amount will be due to the Bank conditionally only, the Bank will be entitled to recover out of the proceeds of the sale an amount which is sufficient in order to cover the Aforesaid Amounts, and the amount that will be recovered and which has not yet being applied for the discharge of the amounts mentioned in
       Clause 20(4) above, will be encumbered to the Bank as security for payment of the Loan and will remain in the possession of the Bank until the full discharge of the Loan.

                                       13

NATURE OF THE COLLATERAL SECURITY

22.    The collateral security that has been given and/or will be given to the
       Bank to secure the Loan is of a continuing nature and will remain in force until the Bank gives written confirmation as to the cancellation thereof.

23.    If other collateral security and/or guarantees for repayment of the Loan and/or portion thereof has been given and/or will be given to the Bank, all the collateral security and the guarantees will be independent of one another.

24.    If the Bank compromises or gives an extension of time or rebate to us and/or to any of our guarantors, or if the Bank alters any of our obligations in connection with the Loan, or releases or waives other collateral security and/or guarantees - these things will not alter the nature and essence of the collateral security that has been created to secure the Loan, and/or the collateral security and the undertakings that have given and/or will be given by us and/or by any of our guarantors will remain in full force.

25.    The Bank will be entitled to deposit the collateral security that has been delivered and/or will be delivered to secure the Loan or portion thereof in the hands of a bailee, who will be selected by the Bank in its discretion, and to replace the bailee from time to time, all at our expense. The Bank will further be entitled to register the aforesaid collateral security, in whole or in part, with any competent authority according to any law and/or in any public register.

RIGHT OF TRANSFER

26.    The Bank is entitled at any time, in its discretion, without requiring our consent, to transfer and/or to assign its rights in connection with the Loan and/or pursuant to this Deed of Undertaking, in whole or in part, including the collateral security for the payment of the Loan, in its entirety or in part, to another or to others, and any transferee and/or assignee will also be entitled to transfer or assign the aforesaid rights without requiring additional consent from us. The transfer and/or the assignment may be effected in any manner that the Bank or the transferee sees fit. We will perform any act that is required by the Bank in order that the transfer and/or the assignment as aforesaid, including especially a transfer and/or assignment of any of the collateral security, will be of full force and of binding effect.

FURNISHING OF BALANCE SHEETS AND PERIODIC FINANCIAL STATEMENTS

27.

       1)      We are aware that if we are will be obliged to draw up balance sheets and periodic financial statements according to law, then a pre-condition to receiving the Principal and/or the continued
               existence of the Loan is the furnishing of such balance sheets and financial statements to the Bank as required in accordance with directives of the supervision of the Bank and/or Bank of
               Israel and/or the provisions of any law and/or directives of any competent authority, and we undertake to furnish same as
               aforesaid, in the

                                       14

               format specified according to law or in accordance with accepted accounting principles and at the frequency that is required from us by the Bank from time to time.

       2)      On the Bank's demand from time to time, we will make available to its representative for inspection, during normal working hours at the Bank, any balance sheet, financial statement, book of
               account, ledger card or card index, tape, books, vouchers and other documents, as well as other information in connection with our financial and operational conditions and/or the state of our business.

OBLIGATIONS TO GIVE NOTICE

28.    We undertake to notify the Bank in writing in regard to any objection or opposition that we may have, if any, in connection with any account, summarized account, certificate or notice that we may receive from the
       Bank, including the receipt of information by means of "Adkan" [update card]. If we do not oppose or object within 21 days of the date of sending of the account, the summarized account, the certificate or the notice as mentioned above, the Bank will be entitled to regard us as having confirmed the correctness thereof.

29.    We undertake to notify the Bank immediately:

       1)      About any instance of any right of claim in respect of any collateral security in favor of the Bank for securing the Loan and/or in regard to any execution office proceedings and/or prohibitory and/or mandatory injunctions or other proceedings that have been taken for the attachment, preservation and/or realization of such collateral security.

       2)      In regard to any of the matters mentioned in Clause 13 above.

       3)      In regard to a reduction in value of any collateral security in favor of the Bank for securing the Loan.

       4)      About a change of address.

FUNDAMENTAL CONDITIONS

30.    The provisions of Clauses 3, 4, 5, 6, 9, 13, 14, 20, 27, 29 and 36
       will be deemed to be fundamental conditions of this Deed of
       Undertaking.

EXPENSES AND COMMISSIONS

31.    Without derogating from the Bank's rights as set forth in this Deed of
       Undertaking, all the expenses and commissions in connection with this
       Deed of Undertaking shall be paid by us to the Bank, together with interest at the maximum rate from the date the expenses or commissions come into being or from the date of demand in respect thereof (as described below), as the case may be, and up to the time of actual full payment thereof.

                                       15

       1)      The Bank will be entitled to charge any account of ours, as referred to in Clause 15 above, with all the expenses and
               commissions in connection with stamp duty in respect of this document according to the Stamp Duty on Documents Law, 5721-1961 and according to any law, and with all the expenses and
               commissions mentioned in this document, immediately same come into being. If and to the extent that commissions and/or expenses that are mentioned in this document are fixed according to what is stipulated in the Bank's tariff of charges, then, for the avoidance of doubt, it is hereby clarified that the amount and/or percentage thereof, as specified in this document, apply as at the date of execution of this document and could change up to the time of actual collection thereof.

       2)      The Bank will be entitled to debit any account of ours as
               mentioned in Clause 15 above, with all the expenses and
               commissions connected with creation of the collateral security, if and to the extent that there are such, immediately such expenses and commissions come into being.

       3)      Additional expenses and commissions that are connected with the ongoing operation of the collateral security, including
               insurance, preservation, holding, repair of the charged property and assessment of value of the collateral security, as well as the expenses and commissions in connection with realization of the collateral security, will be paid by us to the Bank on its first written demand.

               These expenses and commissions include, inter alia (and without derogating from the generality of the foregoing), expenses for the institution of collection proceedings (and this includes the fees of the Bank's attorney).

       4)      Additional expenses and commissions in connection with the institution of collection proceedings, and including the fees of the Bank's attorney, will be paid by us to the Bank on the Bank's first written demand.

               It is clarified that if and to the extent that the amount or rate of the aforesaid expenses and commissions is not expressly stipulated in this document, then if the amount or rate of the aforesaid commissions and expenses is specified in the Bank's tariff of charges as in force from time to time, the amount or rate thereof will be as stated in the Bank's tariff of charges as in force from time to time.

       All the aforesaid expenses and commissions, plus interest at the maximum rate, will be secured up to the time of full actual discharge thereof, by the collateral security that has been given and/or may be given to the
       Bank by us and/or by others on our behalf.

COMMISSION FOR DRAFTING OF DOCUMENTS (HANDLING FEES)

32.    In respect of handling fees in relation to the Loan and the collateral security the Account will be debited on the date the Account is credited with the amount of the Principal with a commission for drafting of documents in a sum of NIS 10,000 (ten thousand New Shekels).

                                       16

       The amount of this commission has been fixed as follows:

           *    according to what is stipulated in the Bank's tariff of charges in accordance with the amount of the Principal.

           *    at a rate of ____________ % (____________ percent) of the amount of the Principal and not more than the maximum amount specified in the
       Bank's tariff of charges.

           *    according to what has been agreed between the Bank and
       ourselves.

COLLECTION CHARGES

33.    In respect of attending to collection of the payments on account of the Principal and/or the Interest, collection charges in a sum of NIS
       ________ (______________ new shekels) will be charged in respect of each payment. Collection of this charge will be at the time specified for effecting each payment as stated in this deed. The amount of this charge has been fixed in accordance with what is stipulated in the
       Bank's tariff of charges. This amount may vary from time to time and in regard thereto notice will be given by the Bank in two daily newspapers and on the notice board at branches of the Bank. If what is involved is an increase in the tariff of the charge, such notice shall be given at least two weeks before the date of the change, and if what is involved is a decrease in the tariff of the charge, the notice will be given not later than three business day after the change.

       If we do not pay any payment/s on account of the Principal and/or the
       Interest on the due date for payment thereof, the amount of this charge will be added to the amount of such payment/s on account of the Principal and/or the Interest which was/were not paid on due date as aforesaid, and the contents of Clause 6 above will apply to this charge.

COMMISSION IN RESPECT OF RECORDING OF OPERATION

34.    In respect of recording an operation in the current account or in the
       Account for Debiting which arises from the Loan, such account will be debited with a commission of NIS _________ (_____________ new shekels)
       per operation, with this being done at the beginning of each calendar month in respect of the preceding month. The amount of such commission has been fixed in accordance with what is stipulated in the Bank's tariff of charges. This amount is likely to vary from time to time and in connection therewith notice will be given by the Bank in two daily newspapers and on the notice board at branches of the Bank. If what is involved is an increase in the tariff of the commission, at least two weeks before the date of the change, and if what is involved is a reduction in the tariff of the commission, not later than three business days after the change, in accordance with what is stipulated in the Bank's tariff of charges from time to time.

                                       17

ADDITIONAL EXPENSES

35.    _________________________________

LIABILITY OF THE BORROWER

36.    If this Deed of Undertaking is signed by two or more persons, liability of the signatories will be joint and several for the fulfillment of all the obligations contained herein. Where the owners of the Account mentioned in Clause 2(1) above are two or more persons, the liability of each of the parties to the Account will be joint and several for the fulfillment of all the obligations pursuant to this Deed of Undertaking.

       However, if a signatory or party to such Account was legally incompetent or was relieved in any way from his liability for the fulfillment of any obligation under this Deed of Undertaking, the liability of the remaining signatories to this Deed of Undertaking, or the liability of the remaining Account owners mentioned in Clause 2(1) above, will not be affected.

INTERPRETATION

37.    In this Deed of Undertaking -

       1)      The singular shall include the plural, and vice versa;

       2)      The masculine gender shall include the feminine, and vice versa;

       3)      "THE BANK" means - Bank Hapoalim B.M. and each and every one of its branches that exists on the date of this Deed of Undertaking and/or which may be opened at any place in the future, its transferees and assignees and the successors in title of the
               Bank;

       4)      "BILLS OF EXCHANGE" means - promissory notes, bills of exchange, checks, undertakings, guarantees, securities, drafts, bills of lading, deeds of deposit and any other negotiable documents;

       5)      "BUSINESS DAY" means - a day on which branches of the Bank in
               Israel, or most of the branches, are open to the general public for business;

       6)      "PRIME" - means - the basic rate of debit interest imposed by the
               Bank on revolving debit accounts, as will be fixed from time to time by the Bank;

       7)      "CHANGE OF STRUCTURE" - means - in respect of the customer and in respect of each of the customer's guarantors - merger or split
               (within the meaning of these terms in Part E2 of the Income Tax
               Ordinance [New Version], or in the Companies Law, 5759-1999, or
               any legal provision which may replace either of them) and a transfer of assets in consideration for shares, either pursuant to the aforesaid Part E2 or otherwise;

                                       18

       8)      In every case the Bank is entitled to perform any act in
               accordance with this Deed of Undertaking it shall not be obliged to perform such act;

       9)      In every case the Bank is entitled to debit any account of ours, it is entitled to do so whether the account that will be debited has a debit balance or a credit balance, and including a
               situation where the debit balance arises from the debiting of such account by the Bank as aforesaid;

       10)     The headings to clauses are intended to serve as place-finders only and no use shall be made thereof in interpreting this Deed of Undertaking.

NOTICES AND WARNING NOTICES

38.    Any notice that may be sent to us by the Bank via the post in a registered or ordinary letter, according to the address mentioned above or according to the address of our registered office or according to any other address of which we give the Bank written notice, will be deemed to be a lawful notice that was received by us within 72 hours from the time the letter containing the notice was sent. A declaration in writing from the Bank shall serve as proof of the time of sending of the notice. Any notice that may be given to us in any other way shall be deemed to have been received by us at the time it was given or at the time of publication thereof.

SUBSTANTIVE LAW AND VENUE OF JURISDICTION

39.

       1)      This Deed of Undertaking shall be interpreted pursuant to and in accordance with the laws of the State of Israel.

       2)      The sole venue of jurisdiction for purposes of this Deed of
               Undertaking is hereby fixed as follows: the competent court nearest to the branch of the Bank mentioned at the head of this
               Deed of Undertaking or the competent court in one of the
               following cities: Jerusalem, Tel Aviv - Jaffa, Haifa, Beersheva or Nazareth.

SPECIAL CONDITIONS

                                       19

40.    Notwithstanding anything contained in this Deed of Undertaking, this document is an appendix to an application for the opening of an account dated __________ and forms an integral part thereof.

              IN WITNESS WHEREOF THE PARTIES HAVE HEREUNTO SIGNED:

   Ituran Location and Control Ltd.                    May 20, 2004
          ------------------                     ----------------------
         Signature of customer                       Date of signature

       ATTORNEY'S CERTIFICATION

I the undersigned, Guy Aharonov, Adv., being the attorney of Ituran Location and
Control Ltd., hereby certify that the aforesaid company signed the above document through Mr. Issy Shiratzky I.D. _____________ and Eli Kimchi
I.D.__________________, with this being in accordance with a resolution of the company duly passed and in accordance with the documents of incorporation of the company, and that the above signatures bind the company in all respects.

       May 19, 2004
   --------------------              Adv. Guy Aharonov, Legal Adviser
            Date                     Ituran Location and Control Ltd.

                                   -------------------------------------
                                                 Advocate
                                        Signature and rubber stamp

(8,925)

                                       20